EXHIBIT 99.2

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRE-MERGER PRO FORMA
CONDENSED FINANCIAL STATEMENTS

The following unaudited condensed pro forma balance sheet as of December 31, 2012 and 2011 was prepared as if the merger was effective as of such date.  The unaudited condensed pro forma statement of operations for the years ended December 31, 2012 and 2011, respectively was prepared as if the merger was effective on December 31, 2012. While these pro forma statements are unaudited the financial statements of the legal survivor and accounting acquirer are from the audited financial statements of each respectively.

The unaudited pro forma condensed financial statements should be read in conjunction with the notes included herein for Cellular Biomedicine Group Inc. formerly known as EastBridge Investment Group Corporation (“CBMG,” the “Company,” “we,” “us” or “our”) and the unaudited financial statements of CBMG. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the merger of Cellular Biomedicine Group Ltd. with EastBridge Investment Group Corporation, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Cellular Biomedicine Group Ltd. will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

The following unaudited condensed consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles, or GAAP, and reflect the accounts and operations of the Company and its majority or wholly-owned subsidiaries, beginning with the date of their respective acquisition. In accordance with the provisions of Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Section 810, or ASC 810, Consolidation, the Company consolidates any variable interest entity, or VIE, of which it is the primary beneficiary. The typical condition for a controlling financial interest ownership is holding a majority of the voting interests of an entity; however, a controlling financial interest may also exist in entities, such as variable interest entities, through arrangements that do not involve controlling voting interests. ASC 810 requires a variable interest holder to consolidate a VIE if that party has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The Company does not consolidate a VIE in which it has a majority ownership interest when the Company is not considered the primary beneficiary. The Company has determined that it is the primary beneficiary in a Variable Interest Entity. The Company evaluates its relationships with the VIE on an ongoing basis to ensure that it continues to be the primary beneficiary. All intercompany transactions and balances have been eliminated in consolidation.

The following pro forma financial statements have been revised and amended in presentation and in the combination accounting valuation, in accordance with ASC 805-40 “Reverse Acquisitions”. Please see the notes to the pro forma financial statement for the specific details.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2012

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRE-MERGER PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD.	Pro Forma Adjusting Entries			Pre-Merger Consolidated Proforma CELLULAR BIOMEDICINE GROUP INC.
	December 31,	December 31,				December 31,
	2012	2012	A)	B)	C)	2012
						(Unaudited)
Assets
Cash	$754,278	$4,144,896	$-	$-	$-	$4,899,174
Accounts Receivable	2,646,716	20,683	(26,318)	-	-	2,641,081
Amount due from related parties	-	-	-	-	-	-
Inventory	-	37,241	-	-	-	37,241
Prepaid expenses	-	18,118	-	-	-	18,118
Other current assets	50,000	128,681	-	-	-	178,681
Total current assets	3,450,994	4,349,619	(26,318)	-	-	7,826,931

Property, plant and equipment, net	-	1,326,882	-	-	-	1,326,882
Intangibles	-	940,897	-	-	-	940,897
Goodwill	-	-	-	(3,203,969)	9,781,794	6,577,825
Investments	2,026,334	-	-	-	-	2,026,334
Other assets	-	134,229	-	-	-	134,229
Total assets	$5,477,328	$6,751,627	$(26,318)	$(3,203,969)	$9,781,794	$18,833,098

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$177,159	$23,931	$-	$-	$-	$201,090
Disputed accounts payable	194,711	-	-	(194,711)	-	-
Accrued expenses	1,153,222	97,454	(26,318)	-	-	1,224,358
Advances payable to related party	32,635	-	-	-	-	32,635
Deferred tax liability current	10,121	-	-	-	-	10,121
Deferred revenue	251,834	-	-	-	-	251,834
Other current liabilities	571,844	437,848	-	-	-	1,045,692
Total current liabilities	2,391,526	595,233	(26,318)	(194,711)	-	2,765,730

Deferred tax liability non-current	76,544	-	-	-	-	76,544
Total liabilities	2,468,070	595,233	(26,318)	(194,711)	-	2,842,274

Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-	-	-	-	-

Common stock, par value $0.001, 300,000,000 shares authorized;	1,569	-	-	(1,569)	5,270	5,270
Additional paid in capital	6,330,244	14,713,713	-	(6,330,244)	9,776,524	24,490,237
Accumulated deficit	1,139,990	(8,618,945)	-	(1,139,990)	-	(8,618,945)
Accumulated other comprehensive loss	(4,462,545)	61,626	-	4,462,545	-	61,626
Total stockholders' equity	3,009,258	6,156,394	-	(3,009,258)	9,781,794	15,938,188

Total liabilities and stockholder's equity	$5,477,328	$6,751,627	$(26,318)	$(3,203,969)	$9,781,794	$18,780,462

A)	Please see the detailed notes immediately following these pro forma financial statements.
B)	Please see the detailed notes immediately following these pro forma financial statements.
C)	Please see the detailed notes immediately following these pro forma financial statements.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2011

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRE-MERGER PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD.	Pro Forma Adjusting Entries			Pre-Merger Consolidated Proforma CELLULAR BIOMEDICINE GROUP INC.
	December 31,	December 31,				December 31,
	2011	2011	A)	B)	C)	2011
						(Unaudited)
Assets
Cash	$602,747	$4,413,971	$-	$-	$-	$5,016,718
Accounts Receivable	-	66,657	-	-	-	66,657
Amount due from related parties	-	312,640	-	-	-	312,640
Inventory	-	43,629	-	-	-	43,629
Prepaid expenses	-	422,569	-	-	-	422,569
Other current assets	-	19,392	-	-	-	19,392
Total current assets	602,747	5,278,858	-	-	-	5,881,605

Property, plant and equipment, net	-	523,509	-	-	-	523,509
Intangibles	-	-	-	-	-	-
Goodwill	-	-	-	117,306	3,732,846	3,850,152
Investments	1,042,483	-	-	-	-	1,042,483
Other assets	-	-	-	-	-	-
Total assets	$1,645,230	$5,802,367	-	$117,306	$3,732,846	$11,297,749

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$189,296	$2,923,098	$-	$-	$-	$3,112,394
Disputed accounts payable	208,350	-	-	(208,350)	-	-
Accrued expenses	982,003	62,140	-	-	-	1,044,143
Advances payable to related party	115,133	5,651	-	-	-	120,784
Deferred tax liability current	-	-	-	-	-	-
Deferred revenue	376,104	-	-	-	-	376,104
Other current liabilities	100,000	-	-	-	-	100,000
Total current liabilities	1,970,886	2,990,889	-	(208,350)	-	4,753,425

Deferred tax liability non-current	-	-	-	-	-	-
Total liabilities	1,970,886	2,990,889	-	(208,350)	-	4,753,425

Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-	-	-	-	-

Common stock, par value $0.001, 300,000,000 shares authorized;	1,546	-	-	(1,546)	1,389	1,389
Additional paid in capital	6,188,505	4,350,984	-	(6,188,505)	3,731,457	8,802,441
Accumulated deficit	(6,342,860)	(1,587,427)	-	6,342,860	-	(1,587,427)
Accumulated other comprehensive loss	(172,847)	47,921	-	172,847	-	47,921
Total stockholders' equity	(325,656)	2,811,478	-	325,656	3,732,846	6,544,324

Total liabilities and stockholder's equity	$1,645,230	$5,802,367	-	$117,306	$3,732,846	$11,297,749

A)	Please see the detailed notes immediately following these pro forma financial statements.
B)	Please see the detailed notes immediately following these pro forma financial statements.
C)	Please see the detailed notes immediately following these pro forma financial statements.

A)
In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” we have eliminated the accounts receivable and accounts payable between EastBridge and Cellular Biomedicine Group Ltd. (BVI) in the amount of $26,318.

B)
As of February 6, 2013, EastBridge Investment Group Corp. merged with Cellular Biomedicine Group, Ltd. (BVI), with Cellular Biomedicine Group, Ltd. (BVI) being the accounting acquirer thus resulting in a reverse merger for accounting purposes. After consummation of this transaction, the then current Company stockholders retained approximately 30% of the Company on a fully-diluted basis. The Company has accounted for the merger as a business purchase (per ASC 805-40-25-1.A “Reverse Acquisitions”) of EastBridge by Cellular Biomedicine Group Ltd. (BVI).

Per this guidance we have eliminated the equity section of the balance sheet of EastBridge and adjusted the assets and liabilities of EastBridge to Fair Market Value, offset to goodwill. This offset is following the same ASC guidance as it relates to the reverse merger of two qualified businesses.

C)
The purchase price of $21,921,228 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares of the Company issued to the stockholders of Cellular Biomedicine Group Ltd. (BVI) (approximately 3,654,147 shares). Upon subsequent review of ASC 805-40-55 Reverse Acquisitions - Implementation Guidance and Illustration, it was determined that the quoted market price of EastBridge was much more reliable than of Cellular Biomedicine Group Ltd. (BVI) and that the purchase price is $9,781,794 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares retained by the then current Company stockholders (approximately 1,630,299 shares).

At December 31, 2012 approximately 1,568,920 shares were outstanding and held by shareholders of EastBridge. For pro-forma presentation, using the OTCQB Quoted value at the date of merger (OTCQB Quoted price of $6.00/share), this represents a value of approximately $9,413,522 for the shares needed to be issued to the shareholders of Cellular Biomedicine Group Ltd. (BVI).

Also, per ASC 805-40 the 2011 presentation is the adjusted value based on the equity of Cellular Biomedicine Group Ltd. (BVI).

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2012

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRE-MERGER PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD.	Pro Forma Adjustment	Pre-Merger Consolidated Proforma CELLULAR BIOMEDICINE GROUP INC.
	2012	2012	D)	2012
				(Unaudited)

Revenues	$9,368,771	$273,620	$(700,000)	$8,942,391

Cost of services	-	194,264	-	194,264

Gross profit	9,368,771	79,356	(700,000)	8,748,127

Operating expenses:
General and administrative	1,275,570	3,455,444	(700,000)	4,031,014
Selling and marketing	94,435	471,420	-	615,855
Research and development	-	3,214,289	-	3,214,289
Total operating expenses	1,370,005	7,141,153	(700,000)	7,811,158
Operating income (loss)	7,998,766	(7,061,797)	-	936,969

Other (income) expense
Interest expense	58	-	-	58
Interest income	(182)	(1,788)	-	(1,970)
Gain on extinguishment of debt	(6,128)	-	-	(6,128)
Other (income) expense	(1,465,987)	(28,492)	-	(1,494,479)
Total other (income) expense	(1,472,239)	(30,280)	-	(1,502,519)
Income (loss) before taxes	9, 471,005	(7,031,517)	-	2,439,488

Income tax benefit (provision)	(113,550)	-	-	(113,550)
Net income (loss)	$9,357,455	$(7,031,517)	$-	$2,325,938

A)
In accordance with the Principles of Consolidation guidance under ASC 810 "Consolidation" there was a consolidating entry resulting in an elimination of $700,000 received by EastBridge as partial merger consideration. Such amount was recorded as revenue by EastBridge during the merger process with CBMG LTD, and upon consolidation of the two entities needed to be excluded from the consolidated income statement. No such transactions existed in the year ended December 31, 2011.

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2011

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRE-MERGER PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD.	Pro Forma Adjustment	Pre-Merger Consolidated Proforma CELLULAR BIOMEDICINE GROUP INC.
	2011	2011	D)	2011
				(Unaudited)

Revenues	$285,500	$198,489	$-	$483,989

Cost of services	-	99,694	-	99,694

Gross profit	285,500	98,795	-	384,295

Operating expenses:
General and administrative	1,219,882	1,282,029	-	2,501,911
Selling and marketing	102,479	140,728	-	243,207
Research and development	-	228,462	-	228,462
Total operating expenses	1,322,361	1,651,219	-	2,973,580
Operating income (loss)	(1,036,861)	(1,552,424)	-	(2,589,285)

Other (income) expense
Interest expense	9,871	-	-	9,871
Interest income	-	(1,457)	-	(1,457)
Gain on extinguishment of debt	(52,688)	-	-	(52,688)
Other (income) expense	(477,630)	42,106	-	(435,524)
Total other (income) expense	(520,447)	40,649	-	(479,798)
Income (loss) before taxes	(516,414)	(1,593,073)	-	(2,109,487)

Income tax benefit (provision)	-	-	-	-
Net income (loss)	$(516,414)	$(1,593,073)	$-	$(2,190,487)

D)
In accordance with the Principles of Consolidation guidance under ASC 810 "Consolidation" there was a consolidating entry resulting in an elimination of $700,000 received by EastBridge as partial merger consideration. Such amount was recorded as revenue by EastBridge during the merger process with CBMG LTD, and upon consolidation of the two entities needed to be excluded from the consolidated income statement. No such transactions existed in the year ended December 31, 2011.

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

As a result of the merger, Cellular Biomedicine Group Ltd. (BVI) became the wholly-owned subsidiary of the registrant (formerly EastBridge Investment Group Corporation) and the security holders of Cellular Biomedicine Group Ltd. (BVI) received an aggregate of approximately 3,639,000 shares of common stock. As a result of the merger and the issuance of stock to the security holders of Cellular Biomedicine Group Ltd. (BVI), the former security holders of Cellular Biomedicine Group Ltd. (BVI) held approximately 70% of the registrant's outstanding common stock immediately after the merger. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition will be accounted for as a reverse acquisition whereby Cellular Biomedicine Group Ltd. (BVI) was deemed to be the “accounting acquirer.”

As of December 31, 2012, EastBridge had an outstanding amount due from Cellular Biomedicine Group Ltd. (BVI), related to merger negotiation expenses in the amount of $26,318. Correspondingly Cellular Biomedicine Group Ltd. (BVI), had an accounts payable in the same amount. Per the Principles of Consolidation guidance under ASC 810 “Consolidation” we are eliminating these entries from each when presenting the consolidated pro-forma financial information. In addition to the amounts on the balance sheet EastBridge received $700,000 as partial merger consideration, which is being eliminated when presenting consolidated pro-forma information.

A)
In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” we have eliminated the accounts receivable and accounts payable between EastBridge and Cellular Biomedicine Group Ltd. (BVI) in the amount of $26,318.

B)
As of February 6, 2013, EastBridge Investment Group Corp. merged with Cellular Biomedicine Group, Ltd. (BVI), with Cellular Biomedicine Group, Ltd. (BVI) being the accounting acquirer thus resulting in a reverse merger for accounting purposes. After consummation of this transaction, the then current Company stockholders retained approximately 30% of the Company on a fully-diluted basis. The Company has accounted for the merger as a business purchase (per ASC 805-40-25-1.A “Reverse Acquisitions”) of EastBridge by Cellular Biomedicine Group Ltd. (BVI).

Per this guidance we have eliminated the equity section of the balance sheet of EastBridge and adjusted the assets and liabilities of EastBridge to Fair Market Value, offset to goodwill. This offset is following the same ASC guidance as it relates to the reverse merger of two qualified businesses.

C)
The purchase price of $21,921,228 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares of the Company issued to the stockholders of Cellular Biomedicine Group Ltd. (BVI) (approximately 3,654,147 shares). Upon subsequent review of ASC 805-40-55 Reverse Acquisitions - Implementation Guidance and Illustration, it was determined that the quoted market price of EastBridge was much more reliable than of Cellular Biomedicine Group Ltd. (BVI) and that the purchase price is $9,781,794 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares retained by the then current Company stockholders (approximately 1,630,299 shares).

D)
In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” there was a consolidating entry resulting in an elimination of $700,000 received by EastBridge as partial merger consideration. Such amount was recorded as revenue by EastBridge during the merger process with Cellular Biomedicine Group Ltd. (BVI), and upon consolidation of the two entities needed to be excluded from the consolidated income statement. No such transactions existed in the year ended December 31, 2011.